UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2008

BLACKROCK, INC.
(Exact name of registrant as specified in Charter)

DELAWARE	001-33099	32-0174431
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

40 East 52nd Street, New York, New York		10022
(Address of principal executive officers)		(Zip Code)

Registrant's telephone number, including area code: (212) 810-5300

(Former name or address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation to the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 16, 2008, the Board of Directors of BlackRock, Inc. (the "Company") appointed John A. Thain to serve as a director of the Board.  Mr. Thain is Chairman and Chief Executive Officer of Merrill Lynch & Co., Inc. ("Merrill Lynch").  Mr. Thain was appointed as one of Merrill Lynch's two designees to the Board pursuant to the February 15, 2006 Stockholder Agreement between Merrill Lynch and the Company.

The Company issued a press release on January 16, 2008 announcing Mr. Thain's appointment.  A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

(d)            Exhibits

Exhibit Number	Description

99.1	Press Release of BlackRock, Inc. issued on January 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BlackRock, Inc.
(Registrant)

Date: January 16, 2008	By:	/s/ Daniel R. Waltcher
	Name:	Daniel R. Waltcher
	Title:	Managing Director and Deputy General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of BlackRock, Inc. issued on January 16, 2008